UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

FORSTER DRILLING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-29603	91-2070995
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview, Suite 305 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 266-8125

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 29, 2007, Mr. Dennis Schoenhofer was appointed to the Board of Directors of Forster Drilling Corporation (the “Company”).

Mr. Schoenhofer does not have any arrangement or understanding with any persons pursuant to which he was elected to serve as director of the Company. Further, Mr. Schoenhofer has not been involved in any related transactions or relationships with the Company as defined by Item 404(a) of Regulation S-K.

As of the date hereof, the board of directors has not established any committee and, accordingly, members of the board of directors serve as the audit, compensation, and nomination committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forster Drilling Corporation

By:	/s/ F.E. Forster III
F.E. Forster III, Chief Executive Officer

DATE: December 7, 2007